UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 16, 2026

TURTLE BEACH CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

001-35465

(Commission

File Number)

Nevada	27-2767540
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

15822 Bernardo Center Drive, Suite 105

San Diego, California 92127

(Address of principal executive offices) (Zip code)

(914) 345-2255

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	TBCH	The Nasdaq Global Market
Preferred Stock Purchase Rights	N/A	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 16, 2026, Mark Weinswig informed the Company of his intent to resign as Chief Financial Officer of the Company, effective as of June 15, 2026. The Company has initiated a search for a permanent successor to Mr. Weinswig as Chief Financial Officer of the Company.

Effective as of June 15, 2026, Andrew Clipsham, the Company’s Senior Finance Director, EMEA & ANZ, will serve as the Company’s Interim Chief Financial Officer and as the Company’s principal financial officer and principal accounting officer.

Mr. Clipsham has led Turtle Beach’s international finance organization since 2019, overseeing the Company’s financial operations including financial reporting, accounting operations, and internal controls. He brings over 20 years of global financial experience to the role, having previously served in leadership positions at PepsiCo, SABMiller, Sony Europe and HJ Heinz.

There are no family relationships between Mr. Clipsham and any of the Company’s current or former directors or executive officers. Mr. Clipsham is not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended (the “Act”).

Item 7.01	Regulation FD Disclosure.

On May 20, 2026, the Company issued a press release announcing Mr. Clipsham’s appointment as the Company’s Interim Chief Financial Officer. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of the Company, dated May 20, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TURTLE BEACH CORPORATION

Date: May 20, 2026	By:	/s/ CRIS KEIRN
Cris Keirn
Chief Executive Officer